May 31, 2024

BNY MELLON INVESTMENT FUNDS II, INC.

– BNY Mellon Yield Enhancement Strategy Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the fund's prospectus:

Lisa M. Sampson, CFA is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since June 2022.  Ms. Sampson is an Investment Solutions Manager at BNY Mellon Wealth Management.  Ms. Sampson also is an employee of BNYM Investment Adviser.

The following information supplements and replaces the information in the third paragraph in the section "Fund Details – Management" in the fund's prospectus:

Lisa M. Sampson, CFA is the fund's primary portfolio manager responsible for investment allocation decisions.  Ms. Sampson has been a primary portfolio manager of the fund since June 2022.  Ms. Sampson is an Investment Solutions Manager for BNY Mellon Wealth Management and has been employed by BNY Mellon since 2010.  Ms. Sampson has been employed by BNYM Investment Adviser since June 2022 and manages the fund in her capacity as an employee of BNYM Investment Adviser.

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